                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David R. Holmes and Adam M. Lutynski, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all future amendments to this Registration Statement and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and things and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date(s) indicated.

/s/ David R. Holmes                                                                        August 13, 1999
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David R. Holmes, Chairman of the Board and Chief Executive
Officer (Principal Executive Officer) and Director

/s/ Dale L. Medford                                                                        August 13, 1999
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Dale L. Medford, Vice President, Corporate Finance and Chief Financial
Officer (Principal Financial and Accounting Officer) and Director

/s/ David E. Fry                                                                           August 13, 1999
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Dr. David E. Fry, Director

                                                                                           August 13, 1999
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Richard H. Grant, III, Director

                                                                                           August 13, 1999
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Richard H. Grant, Jr., Director

/s/ Gayle B. Price, Jr.                                                                    August 13, 1999
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Gayle B. Price, Jr., Director

/s/ James L. Arthur                                                                        August 13, 1999
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James L. Arthur, Director

/s/ Allan Z. Loren                                                                         August 13, 1999
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Allan Z. Loren, Director

/s/ Philip A. Odeen                                                                        August 13, 1999
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Philip A. Odeen, Director

                                                                                           August 13, 1999
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Donald K. Peterson, Director

/s/ Cleve L. Killingsworth, Jr.                                                            August 13, 1999
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Cleve L. Killingsworth, Jr., Director